UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2012

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction

of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 2, 2012, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Barclays Capital Inc., J.P. Morgan Securities LLC and UBS Securities LLC acted as representatives, for the issuance and sale by the Company of $600,000,000 aggregate principal amount of its 0.875% Notes due 2017 (the “2017 Notes”), $750,000,000 aggregate principal amount of its 2.125% Notes due 2022 (the “2022 Notes”) and $900,000,000 aggregate principal amount of its 3.500% Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes and the 2022 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the Fourth Supplemental Indenture thereto, to be dated as of November 7, 2012, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184717), filed on November 2, 2012, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Securities and Exchange Commission a Prospectus dated November 2, 2012 and a related Prospectus Supplement dated November 2, 2012 (File No. 333-184717).

Interest on the Notes will be payable semi-annually on May 15 and November 15 of each year, commencing on May 15, 2013, to holders of record on the preceding May 1 or November 1, as the case may be.

The 2017 Notes will mature on November 15, 2017, the 2022 Notes will mature on November 15, 2022 and the 2042 Notes will mature on November 15, 2042.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 2, 2012

4.1	Fourth Supplemental Indenture, dated as of November 7, 2012, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Form of Global Note representing the 2017 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2022 Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2042 Notes (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: November 7, 2012	/s/ Keith R. Dolliver Keith R. Dolliver Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 2, 2012

4.1	Fourth Supplemental Indenture, dated as of November 7, 2012, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Form of Global Note representing the 2017 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2022 Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2042 Notes (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation